USAA GROWTH & INCOME FUND Fund Shares/USGRX ■ Institutional Shares ■ Adviser Shares/USGIX	SUMMARY PROSPECTUS December 1, 2014 As Supplemented August 7, 2015

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at usaa.com/prospectus. You also can get this information at no cost by calling (800) 531-USAA (8722) or by sending an e-mail request to prospectus@usaa.com. The Fund’s prospectus and SAI dated December 1, 2014, as supplemented August 7, 2015, are incorporated herein by reference.

INVESTMENT OBJECTIVE

The USAA Growth & Income Fund (the Fund) seeks capital growth with a secondary investment objective of current income.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses for the Fund Shares and Adviser Shares are based on expenses incurred during the Fund’s most recently completed fiscal year while the annual fund operating expenses for the Institutional Shares are based on estimated expenses for the current fiscal year.

Shareholder Fees (fees paid directly from your investment)

Fund Shares	None
Institutional Shares	None
Adviser Shares	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Fund	Inst.	Adviser
	Shares	Shares	Shares
Management Fee (fluctuates based on the Fund’s performance relative to a securities market index)	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	None	None	0.25%
Other Expenses	0.34%	0.38%	0.37%
Total Annual Operating Expenses	0.94%	0.98%	1.22%
Reimbursement from Adviser	N/A	(0.13%)(a)	(0.02%)(a)
Total Annual Operating Expenses After Reimbursement	0.94%	0.85%	1.20%

(a) The Adviser has agreed, through August 7, 2016, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Institutional Shares and Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.85% and 1.20% of the Institutional Shares’ and Adviser Shares’ average daily net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by the Adviser at any time after August 7, 2016.

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense limitation arrangement for the Institutional Shares and the Adviser Shares are not continued beyond one year.

	1 Year	3 Years	5 Years	10 Years

Fund Shares	$ 96	$300	$520	$1,155
Institutional Shares	$ 87	$299	$529	$1,190
Adviser Shares	$122	$385	$668	$1,476

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests its assets primarily in equity securities that show the best potential for total return through a combination of capital growth and income. Although the Fund invests primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities, including securities issued in emerging markets.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.

The equity securities in the Fund’s portfolio are subject to stock market risk. A company’s stock price in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds. In addition, to the degree the Fund invests in foreign securities, there is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has three classes of shares: Fund Shares, Institutional Shares, and Adviser Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares’ volatility and performance from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund’s benchmark index and an additional index of funds with similar investment objectives.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield, log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722.

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

SIX-MONTH YTD TOTAL RETURN
2.60% (6/30/15)

BEST QUARTER*	WORST QUARTER*
17.19% 3rd Qtr. 2009	-25.36% 4th Qtr. 2008

*Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of shares of the Fund may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2014

	Past 1 Year	Past 5 Years	Past 10 Years

Growth & Income Fund Shares
Return Before Taxes	11.21%	13.95%	6.67%
Return After Taxes on Distributions	7.92%	13.13%	5.69%
Return After Taxes on Distributions and Sale of Fund Shares	9.04%	11.21%	5.35%

	Past 1 Year	Past 5 Years	Past 10 Years	Adviser Shares Inception Date 08/01/10

Growth & Income Fund Adviser Shares
Return Before Taxes	10.90%	–	–	14.92%

Indexes
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	12.56%	15.63%	7.94%	17.75%
Lipper Multi-Cap Core Funds Index (reflects no deduction for taxes)	10.06%	13.95%	7.50%	15.82%

INVESTMENT ADVISER

USAA Asset Management Company

SUBADVISER(S)

Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS)

PORTFOLIO MANAGER(S)

AMCO
John B. Jares, CFA, Assistant Vice President of Equity Investments, has co-managed a portion of the Fund since November 2012.

John P. Toohey, CFA, Head of Equities, has co-managed a portion of the Fund since November 2012.

BHMS
Mark Giambrone, Managing Director and Portfolio Manager, has co-managed a portion of the Fund since March 2006.

Michael B. Nayfa, CFA, Director and Assistant Portfolio Manager, began co-managing a portion of the Fund in December 2014.

Terry L. Pelzel, CFA, Director and Assistant Portfolio Manager, began co-managing a portion of the Fund in December 2014.

PURCHASE AND SALE OF SHARES

Fund Shares:
You may purchase or sell shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78265-9825; by telephone at (800) 531-USAA (8722) or (210) 531-8722; or by fax to (800) 292-8177. You also may purchase or sell shares of the Fund through USAA Brokerage Services and certain other financial intermediaries.

•	Minimum initial purchase: $3,000
•	Minimum subsequent investment: $50

Institutional Shares:
The Institutional Shares are not offered for sale directly to the general public. The minimum initial purchase is $1 million; however, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Adviser Shares:
Adviser Shares are available for investment through financial intermediaries. Your ability to purchase, exchange, sell, and transfer shares will be affected by the policies of the financial intermediary through which you do business. The minimum initial purchase is $3,000; however, financial intermediaries may set different investment minimums in certain circumstances.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains, unless you are a tax-exempt investor (in which case you may be taxed later, upon withdrawal of your investment from such account) invest through an IRA, 401(k) plan, or other tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

98010-0815

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